UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2021

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6363 Main Street

Williamsville, New York 14221

(Address of principal executive offices, including zip code)

(716) 857-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendment to 364-Day Credit Agreement

On February 3, 2021, National Fuel Gas Company (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the existing 364-Day Credit Agreement, dated as of May 4, 2020 (the “Existing 2020 Credit Agreement”; as amended by the Amendment, the “2020 Credit Agreement”), among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the following lenders: JPMorgan Chase Bank, N. A.; Bank of America, N.A.; Wells Fargo Bank, National Association; HSBC Bank USA, National Association; Canadian Imperial Bank of Commerce, New York Branch; U.S. Bank National Association; KeyBank, National Association; Citizens Bank N.A.; PNC Bank, National Association; M&T Bank Corporation; Truist Bank and Comerica Bank.

The Amendment, among other things, increases unsecured revolving commitments under the 2020 Credit Agreement to $250 million, and extends the maturity date until December 30, 2022. The Company may use the proceeds of loans under the 2020 Credit Agreement (i) for general corporate purposes of the Company and its subsidiaries in the ordinary course of business, including for working capital, capital expenditure and other lawful corporate purposes and (ii) to fund certain permitted acquisitions and other investments.

The Amendment also modifies rates for borrowing under the 2020 Credit Agreement. Such rates are dependent on the Company’s credit ratings and are based, at the Company’s election, upon whether the borrowing is a Eurodollar loan or an Alternate Base Rate loan. Eurodollar loans will bear interest at an adjusted London Interbank Offered (“LIBO”) rate plus an applicable margin ranging from 1.325% to 1.75%, depending on the credit ratings of the Company. Alternate Base Rate loans will bear interest at a rate per annum equal to the sum of (1) the greatest of (a) the prime rate, (b) the New York Federal Reserve Bank rate plus 1/2 of 1%, and (c) an adjusted LIBO rate for a one-month interest period plus 1%, and (2) an applicable margin ranging from 0.325% to 0.75%, depending on the credit ratings of the Company. The Amendment also contains revisions to certain provisions in the 2020 Credit Agreement regarding the replacement of LIBO rate as a reference rate in the event that LIBO rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans.

In addition, under the terms of the Amendment and the 2020 Credit Agreement, the Company agrees to pay the lenders a facility fee on a quarterly basis. The facility fee rate is dependent on the credit ratings of the Company and ranges from a rate per annum equal to 0.175% to 0.25% of the total commitments under the 2020 Credit Agreement. Based on the Company’s current credit ratings, the facility fee rate would be 0.225 % per annum.

Subject to certain technical amendments and the matters discussed herein, the terms of the 2020 Credit Agreement are substantially the same as those of the Existing 2020 Credit Agreement.

The foregoing description of the Amendment and 2020 Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which has been filed as Exhibit 10.1 hereto and is expressly incorporated by reference herein.

Amendment to Fourth Amended and Restated Credit Agreement

On February 3, 2021, the Company entered into Amendment No. 1 (the “LIBO Amendment”) to the existing Fourth Amended and Restated Credit Agreement, dated as of October 25, 2018 (the “Existing 2018 Credit Agreement”; as amended by the LIBO Amendment, the “2018 Credit Agreement”), among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the following lenders: JPMorgan Chase Bank, N. A.; Bank of America, N.A.; HSBC Bank USA, National Association; Wells Fargo Bank, National Association; U.S. Bank National Association; Canadian Imperial Bank of Commerce, New York Branch; Citizens Bank, N.A.; KeyBank, National Association; PNC Bank, National Association; M&T Bank Corporation; Truist Bank and Comerica Bank.

The LIBO Amendment provides for revisions to certain provisions in the 2018 Credit Agreement regarding the replacement of LIBO rate as a reference rate in the event that LIBO rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. Such revisions conform to the relevant provisions in the 2020 Credit Agreement.

Subject to the matters discussed herein, the terms of the 2018 Credit Agreement are substantially the same as those of the Existing 2018 Credit Agreement.

The foregoing description of the LIBO Amendment and 2018 Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the LIBO Amendment, a copy of which has been filed as Exhibit 10.2 hereto and is expressly incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 relating to the 2020 Credit Agreement and the 2018 Credit Agreement is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to 364-Day Credit Agreement, dated as of February 3, 2021, among the Company, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

10.2	Amendment No. 1 to Fourth Amended and Restated Credit Agreement, dated as of February 3, 2021, among the Company, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

Dated: February 4, 2021	By:	/s/ Sarah J. Mugel
	Name:	Sarah J. Mugel
	Title:	General Counsel and Secretary

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